Subsequent Events	3 Months Ended	12 Months Ended
	Dec. 28, 2012	Sep. 28, 2012
Subsequent Events

11.    Subsequent Events

The Company has evaluated subsequent events for recognition through January 31, 2013 and for disclosure through the time it issued its financial statements on March 21, 2013.

On January 10, 2013, the Company’s board of directors declared a quarterly dividend on ADT’s common stock of $0.125 per share. This dividend was paid on February 20, 2013 to stockholders of record on January 30, 2013.

On January 14, 2013, the Company issued $700 million aggregate principal amount of 4.125% senior notes due 2023 to certain institutional investors pursuant to certain exemptions from registration under the Securities Act of 1933, as amended. Net cash proceeds from the issuance of this term indebtedness totaled approximately $694 million and were primarily used for the repurchase of outstanding shares of ADT’s common stock. Any net proceeds not used for share repurchases are intended to be used for general corporate purposes. Interest is payable on June 15 and December 15 of each year, commencing on June 15, 2013. The Company may redeem the notes, in whole or in part, at any time prior to the maturity date at a redemption price equal to the greater of the principal amount of the notes to be redeemed, or a make-whole premium, plus in each case, accrued and unpaid interest to, but excluding, the redemption date. As part of the notes issuance, the Company entered into an exchange and registration rights agreement with the initial purchasers of the notes and is obligated to file a registration statement for an offer to exchange the notes for a new issue of substantially identical notes registered under the Securities Act of 1933, as amended, or provide a shelf registration statement to cover resales of such notes if the exchange offer is not complete within 365 days after closing.

During January 2013, the Company repurchased 1.6 million shares of ADT’s common stock under the 10b5-1 Plan initiated in December 2012 for a total cost of approximately $74 million. During February 2013, the Company initiated an additional $100 million share repurchase plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. To date, the Company has repurchased 1.0 million shares of ADT’s common stock under this plan for a total cost of approximately $50 million.

On January 29, 2013, the Company entered into an accelerated share repurchase agreement under which it repurchased 11.4 million shares of ADT’s common stock for a total cost of $600 million. This accelerated share repurchase program was funded with proceeds from the Company’s recently completed debt offering. The actual number of shares repurchased will be determined upon completion of the program, which is expected to occur by July 26, 2013.

On March 13, 2013, the Company’s board of directors declared a quarterly dividend on its common shares of $0.125 per share. This dividend will be paid on May 15, 2013 to shareholders of record on April 24, 2013.

17.	Subsequent Events

The Company has evaluated subsequent events through the time it issued its financial statements on November 27, 2012.

On November 26, 2012, the Company’s board of directors declared a quarterly dividend on its common shares of $0.125 per share. This dividend will be paid on December 18, 2012 to shareholders of record on December 10, 2012. Additionally, on November 26, 2012, the Company’s board of directors approved $2 billion of share repurchases over the next three years.